Filed Pursuant to Rule 497(e)

Registration No. 033-40771

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated November 21, 2018, to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information for Class AAA Shares, Class A Shares, Class C

Shares, and Class I Shares, dated August 28, 2018

After careful consideration, the Board of Directors (the “Board”) of the Fund approved calling a special meeting of shareholders, to be held as soon as possible, to consider a proposal to change the nature of the Fund’s business from a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) to an operating company, and to de-register the Fund as a registered investment company with the Securities and Exchange Commission (the “Proposal”).

This conclusion was based in substantial part on the Board’s belief that the appropriate business strategy to be pursued by the Fund would be becoming an operating company that owns interest in one or more operating businesses and/or to acquire assets other than securities, and try to maximize the utilization of the Fund’s accumulated capital loss carryforwards. If shareholders of the Fund approve the Proposal, the conversion to an operating company is expected to take effect in the second quarter of 2019.

Shareholders of the Fund will receive a combined proxy statement with additional information about the shareholder meeting and the Proposal. Shareholders should read the proxy materials carefully, as they will contain a more detailed description of the Proposal.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE